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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 7, 2007

                               CRM Holdings, Ltd.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

               6331                                   Not Applicable
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      (Commission File Number)              (IRS Employer Identification No.)


      P.O. Box HM 2062, Hamilton HM HX, Bermuda
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       (Address of Principal Executive Offices)                (Zip Code)

                                 (441) 295-6689
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Financial and Exhibits

On August 7, 2007, CRM Holdings, Ltd. ("the Company") issued a news release announcing financial results for the three and six months ended June 30, 2007. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for the purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

99.1         News Release of CRM Holdings, Ltd. dated August 7, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CRM Holdings, Ltd.
                                                (Registrant)
August 7, 2007
                                                /s/ DANIEL G. HICKEY, JR.
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                                                Daniel G. Hickey, Jr.
                                                Chief Executive Officer